UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2023 (February 27, 2023)

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida	32224
(Address of principal executive offices)	(Zip Code)

(904) 398-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LSTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On February 27, 2023, Landstar System, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Robert S. Brasher, its Vice President and Chief Commercial Officer, providing for certain changes in Mr. Brasher’s title, duties and compensation as an employee of the Company.

Effective as of the date of the Letter Agreement, Mr. Brasher stepped down as the Vice President and Chief Commercial Officer and as an executive officer of the Company and will instead serve as Special Advisor to the President and Chief Executive Officer. The term of Mr. Brasher’s employment under the Letter Agreement is anticipated to expire on June 30, 2024.

Under the Letter Agreement, Mr. Brasher’s salary will be reduced to $175,000 on an annualized basis. Mr. Brasher will not be eligible for a bonus under the Company’s incentive compensation plan in his new position for fiscal years 2023 or 2024.

Under the Letter Agreement, Mr. Brasher’s Key Executive Employment Protection Agreement will be terminated as of the close of business on February 27, 2023.

Under the Letter Agreement, Mr. Brasher has also agreed that until June 30, 2024, Mr. Brasher shall not seek, solicit or enter into, directly or indirectly, any ownership, employment, consulting or other similar arrangement of any kind with any competitor, agent or vendor of the Company, including service as a member of the board of directors of any such company, without the prior written consent of the President and Chief Executive Officer of the Company, which consent shall not be unreasonably withheld.

This summary of the Letter Agreement is not intended to be complete and is qualified in its entirety by the Letter Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 27, 2023, the Company announced that Robert S. Brasher, Vice President and Chief Commercial Officer of the Company, will step down from his current position effective immediately, to serve as Special Advisor to the Chief Executive Officer of the Company until the anticipated end of his employment with the Company in June 2024.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Letter Agreement, dated February 27, 2023, by and between Landstar System, Inc. and Robert S. Brasher

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR SYSTEM, INC.

Date: February 28, 2023	By:	/s/ James P. Todd
	Name:	James P. Todd
	Title:	Vice President, Chief Financial Officer and Assistant Secretary